Exhibit 99.1

NEWS RELEASE
For further information, contact:

Suzie Singer, Corporate Communications 812.376.1917

May 4, 2007	For immediate release

IRWIN FINANCIAL CORPORATION ANNOUNCES
2007 FIRST QUARTER RESULTS CONFERENCE CALL

(Columbus, IN) IRWIN FINANCIAL CORPORATION (NYSE: IFC) intends to release its First Quarter 2007 operating results on May 7, 2007.

At 1:00 p.m. EDT, on Monday, May 7, the Corporation will hold a conference call to review results. The toll-free number for the call will be 800-640-5128; please tell the operator you would like to join the Irwin Financial call, Confirmation #17836141. A Corporation news release, and its Quarterly Report on Form 10-Q, will be available on PR Newswire and on the Irwin Financial website before the call. Greg Ehlinger, Senior Vice President and CFO, Will Miller, CEO, and Jody Littrell, First Vice President and Controller, will be the speakers on the call. A replay of the call will be available on the Irwin Financial Corporation website at http://www.irwinfinancial.com/investors/index_ir.htm.

Information provided and statements made during the call that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of the Corporation's expectations, hopes, beliefs and intentions on strategies for the future. It is important to note that the Corporation's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to, general economic, business and financial conditions, governmental action, competitor activity, expense volatility, changes in applicable accounting policies or principles, and other risks detailed from time to time in IFC Securities and Exchange Commission filings.

Irwin® Financial Corporation (http://www.irwinfinancial.com) is a bank holding company, with a history tracing to 1871. The Corporation, through its principal lines of business, provides a broad range of financial services to small businesses and consumers in select markets in the United States and Canada.